LAKES
Entertainment, Inc.

GOLDEN GAMING




SIERRA GOLD
SPIRITS · DINING · JACKPOTS

Merger of Lakes Entertainment and Golden Gaming

January 28, 2015

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the estimated value of Lakes Entertainment, Inc ("Lakes") and Sartini Gaming, Inc. ("Golden") in connection with the merger; the amount of shares to be issued to the legacy Golden shareholder and the expected post-closing shareholdings of legacy Lakes and Golden shareholders; the expected benefits of a potential combination of Lakes and Golden and expectations about future business plans, prospective performance (including estimated combined pro forma financial performance) and opportunities; the expected timing of the completion of the transaction; the obtaining of required regulatory approvals and approval by Lakes' shareholders; the monetization of non-core assets and the note receivable from the Jamul Indian Village and the ability of Lakes to utilize its NOLs to offset future taxable income. These forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should", "will" or similar words intended to identify information that is not historical in nature. These forward-looking statements are based on current expectations and assumptions of management of Lakes and Golden and are subject to risks, uncertainty and changes in circumstances that could cause the actual events and results in future periods to differ materially from the expectations of Lakes and Golden and those expressed or implied by these forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These risks, uncertainties and changes in circumstances include (a) the possibility that the merger does not close when expected or at all; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and Lakes' shareholder approval, and to satisfy or waive other closing conditions, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or that the parties to the merger agreement may be required to modify aspects of the transaction to achieve regulatory approval; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the merger to fail to close; (d) the ability of Lakes and Golden to promptly and effectively integrate their respective businesses; (e) the outcome of any legal proceedings that may be instituted in connection with the transaction; (f) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed merger; (g) Lakes' ability to monetize non-core assets prior to the closing of the transaction and to monetize the Jamul Indian Village note on terms that generate net cash proceeds to the company or at all; (h) the ability to retain key employees of Lakes and Golden; (i) that there may be a material adverse change affecting Lakes or Golden, or that the respective businesses of Lakes or Golden may suffer as a result of uncertainty surrounding the transaction; (j) the occurrence of an "ownership change," as defined in Section 382 of the Internal Revenue Code; and (k) the risk factors disclosed in Lakes' filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K, which was filed on March 14, 2014. Forward-looking statements reflect Lakes' and Golden's management's analysis and expectations only as of the date of this presentation, and neither Lakes nor Golden undertake to update or revise these statements, whether written or oral, to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This presentation may be deemed to be solicitation material for the shareholder vote with respect to the issuance of shares of Lakes common stock under the merger agreement. In connection with the merger agreement, Lakes intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to Lakes' shareholders. This presentation does not constitute a solicitation of any vote or proxy from any shareholder of Lakes. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS OR MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAKES, GOLDEN AND THE PROPOSED MERGER. Investors may obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC (when they become available), without charge, at the SEC's web site at www.sec.gov. In addition, investors may obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC by directing a written request to Investor Relations, Lakes Entertainment, Inc., 130 Cheshire Lane, Suite #101, Minnetonka, MN 55305, or by accessing Lakes' website at www.lakesentertainment.com under the heading "Investors" and then "SEC Filings."

Participants in the Solicitation

Lakes, Golden and their respective directors, executive officers and certain other members of management and employees may be deemed to be "participants" in the solicitation of proxies from shareholders of Lakes in connection with the proposed transaction, including with respect to the issuance of shares of Lakes common stock under the merger agreement. Information about the Lakes' directors and executive officers is available in Lakes definitive proxy statement, dated July 23, 2014, for its 2014 annual meeting of shareholders. Additional information regarding participants in the proxy solicitation and a description of their interests in the proposed transaction will be contained in the proxy statement that Lakes will file with the SEC in connection with the proposed transaction and other relevant documents or materials to be filed with the SEC regarding the proposed transaction.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. Lakes' fiscal year is the 52 or 53 weeks ending the Sunday closest to December 31 of the specified year. For example, references to the 2014 and 2015 fiscal years refer to the fiscal years ending on December 28, 2014 and January 3, 2016, respectively. All information presented for the projected twelve month period ended September 30, 2015 refers to the periods ended September 27, 2015 for Lakes and September 30, 2015 for Golden. Golden's fiscal year ends on December 31 of each year. All information presented for quarterly periods, including for the last twelve months ended September 30, 2014, is unaudited. This presentation includes actual, projected and combined information with respect to Lakes and Golden. Information relating to Golden and combined information are presented for illustrative purposes only and do not purport to be indicative of what Lakes' or Golden's actual and combined business, financial condition or results of operations will be if the transaction is consummated.

This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because they are widely used measures of performance and bases for valuation of companies in our industry. EBITDA is defined as net income before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments, and certain regulatory gaming assessments which can be significant. Property EBITDA further adjusts Adjusted EBITDA to exclude royalties and corporate overhead. Operating Free Cash Flow represents Adjusted EBITDA less maintenance capital expenditures, change in working capital and income taxes. Adjusted Net Income represents net income before gain or loss from non-core assets and a full year of the estimated benefit of refinancing Lakes and Golden indebtedness. The pro forma presentations of these non-GAAP measures reflect current estimates of the pro forma combined results of Lakes and Golden only. The disclosure of EBITDA, Adjusted EBITDA, Property EBITDA, Operating Free Cash Flow, Adjusted Net Income and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA, Property EBITDA, Operating Free Cash Flow and Adjusted Net Income should be considered in addition to, and not as a substitute, or superior to, net income, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with GAAP.

Transaction Summary

Transaction	• Sartini Gaming, Inc. ("Golden") to merge with a wholly-owned subsidiary of Lakes Entertainment, Inc. ("Lakes") in exchange for shares in Lakes • Combined company will be renamed Golden Entertainment, Inc. (the "Company")
Lakes Valuation	• $9.57 per share, subject to certain adjustments, representing a 37% premium to the closing share price of $7.00 on January 23, 2015
Golden Valuation	• 7.5x LTM Adjusted EBITDA, plus excess cash and less debt, subject to certain adjustments • Estimated enterprise value and equity value at closing of $268 million and $75 million, respectively(1)
Estimated Pro Forma Ownership	• 64.3% Lakes shareholders / 35.7% Golden shareholders(1) • Lyle Berman and his affiliated entities expected to hold a 16.6% stake in the combined Company
Combined Transaction Value	• Approximately $341 million combined enterprise value and $211 million combined equity value(1)
Potential Future Cash Dividend	• Should Lakes enter into an agreement to sell or otherwise monetize its note related to the Jamul casino project within three years of closing, then the net proceeds received within three years of casino opening will be distributed to shareholders • Current Golden shareholders will not be entitled to receive such distribution other than with respect to applicable taxes, if any
Financing	• Existing debt at Golden and Lakes planned to be refinanced or amended at closing • 2.6x anticipated pro forma net leverage at closing (pro forma for $3 million of estimated synergies)
Governance	• Blake Sartini, founder of Golden Gaming and estimated 35.7% owner (through his trust) of the combined Company at closing, will be the CEO and Chairman of the Board • Lyle Berman and Tim Cope will remain on the board and enter into consulting agreements with the Company
Required Approvals	• Lakes shareholder approval • Regulatory and anti-trust approvals
Anticipated Closing	• By year end 2015, subject to customary closing conditions

(1) Based on LTM September 30, 2015 financial estimates and assumptions. Final number of Lakes shares to be issued in connection with the merger will be determined at closing and will be subject to certain post-closing adjustments. Equity values exclude $4.0 million of working capital cash for Lakes and $23.2 million of working capital cash for Golden, respectively.

Golden Gaming Overview

LAKES Entertainment, Inc.

GOLDEN GAMING

Segment	Description	Metrics
Golden Taverns 	• Largest operator of branded tavern locations in Nevada • Caters to local residents and generally offers 15 gaming machines per location	• 48 tavern locations operating approximately 764 gaming machines serviced by Golden Route Operations • 2015E Net Revenue: $59.1 million • 2015E Adjusted EBITDA: $9.8 million
Golden Routes 	• Largest operator of distributed gaming in Nevada • Operates gaming machines at grocery stores, convenience stores, restaurants, bars and gas stations	• Approximately 7,648 gaming machines at 680 locations[(1)] • 2015E Net Revenue: $186.4 million • 2015E Adjusted EBITDA: $26.4 million
Golden Casinos 	• Owns and operates three casinos in Pahrump, Nevada • Golden's casinos generate 73% of gaming revenue in Nye County, Nevada[(3)]	• 1,026 gaming machines and 14 table games[(2)] • 2015E Net Revenue: $42.4 million • 2015E Adjusted EBITDA: $11.1 million

Golden Gaming

- **Headquartered in Las Vegas, Nevada**
- **Founded in 2001 by Blake Sartini, former Chief Operating Officer of Station Casinos**
- **8,674 total gaming machines operated across taverns, routes and casinos**
- **2,172 employees**

2015E Net Revenue
$287.9 million

2015E Adjusted EBITDA[(4)]
$36.5 million

Golden is well positioned for growth, with a unique focus on distributed gaming and leading locals casinos

Note: Golden machine and table counts as of December 31, 2014.
(1) Includes 764 gaming machines at 48 taverns operated by Golden.
(2) Includes four poker tables.
(3) LTM September 30, 2014.
(4) Calculated as total 2015E Adjusted EBITDA by segment less $10.7 million of Golden corporate overhead. Adjusted EBITDA excludes one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations.

Transaction Highlights

- Leader in distributed gaming, focused on Nevada locals market
- Well positioned portfolio of regional casinos
- Strong financial profile with immediate cost synergies
- Meaningful growth opportunities
- Experienced management and Board of Directors
- Creates value for Lakes shareholders

Golden Tavern Group

Largest Operator of Traditional Taverns in Nevada

LAKES Entertainment, Inc.

GOLDEN GAMING

- Owns and operates 48 taverns which offer a casually upscale environment catering to locals, brands include:
  - —PT's Gold (15), Sierra Gold (6), PT's Place (3), PT's Pub (20) and Sean Patrick's (4)
- Typically offer 15 gaming machines (up to 35 in three locations), in addition to food and beverage offerings
- Although Golden is the largest branded tavern operator in Clark County, Golden's operations represent only 10% of the 448 existing taverns in the county
- Significant expansion opportunities exist through acquisition of existing taverns and development of new taverns

Golden Clark County Tavern Locations



Nellis AFB
North Las Vegas
Las Vegas
Summerlin South
Paradise
Whitney
Henderson
Enterprise
Sloan
10 miles

Illustrative Tavern Acquisition Economics

Target Acquisition Cost	$600,000
Plus: Target Cost of Refurbishment	250,000
Target Total Tavern Investment	**$850,000**
Target Annual Golden EBITDA (includes Route Operation EBITDA)	**$350,000**
Target Tavern Acquisition Payback Period	**2.4 years**
Target Tavern Acquisition Return on Investment	**41%**

Clark County Market Share[(1)]



Golden
10%
Other
Operators
90%

Note: Golden also operates two tavern locations in Reno, Nevada.

(1) Reflects number of taverns in Clark County as of September 30, 2014. Source: Nevada Gaming Control Board.

Golden Route Operations
Market Leader in Nevada Distributed Gaming

- Services 680 locations in Northern and Southern Nevada, with 7,648 distributed gaming machines (typically video poker)(1)
- Owns and operates slot and gaming machines in third-party grocery stores, convenience stores, restaurants, bars and gas stations
- Golden shares gaming revenue with, or pays a fixed lease payment to, the location owner depending on gaming license
- States with limited device locations include:
  - —Nevada (19,110 gaming machines)
  - —Illinois (18,940 gaming machines)
  - —Louisiana (13,216 gaming machines)
  - —Montana (12,894 gaming machines)
  - —Oregon (11,951 gaming machines)
  - —West Virginia (~7,500 gaming machines)
  - —South Dakota (3,296 gaming machines)
- Other states and territories including Pennsylvania, Texas and Puerto Rico have discussed legalizing a limited device license

Restricted Gaming Machine Share in Nevada(2)



Golden North 13%
Golden South 27%
40% of Total Games
Other Operators 60%

Advantages of Distributed Gaming

- Low Capital Requirements
- Highly Scalable
- Variable Cost Structure
- Contract Based
- High Return on Investment

Source: Various state gaming and lottery regulatory websites for the most recent available period.
(1) Includes 764 gaming machines at 48 taverns operated by Golden.
(2) Based on restricted gaming machines as of October 31, 2014 for Nevada and December 31, 2014 for Golden.

Golden Casino Group

Generates 73% of Gaming Revenue in Nye County, NV(1)

Pahrump Nugget Hotel & Casino

- The leading gaming property in the Pahrump, NV gaming market
  - 516 slot machines, 10 table games, poker room with 4 tables, sports book and 140-seat bingo facility
  - Features Pahrump's only AAA 3 Diamond rated hotel with 69 newly remodeled rooms
  - 24-lane bowling center

Gold Town Casino

- Located on approximately three acres owned by Golden
  - 307 slot machines, race and sports book and 20-seat bingo facility
  - Holiday Inn Express owned and operated by a third party expected to open on property in 2H 2015

Lakeside Casino & RV Park

- Located on approximately 30 acres owned by Golden
  - 203 slot machines
  - 159 RV spaces with seven acre man-made lake

Pahrump Gaming Supply(2)

	Slot Machines		Table Games(3)		Casino Hotel Rooms	
Property	**#**	**%**	**#**	**%**	**#**	**%**
Pahrump Nugget (Golden)	516	34%	14	100%	69	31%
Gold Town (Golden)	307	20%	--	--	--	--
Saddle West	280	18%	--	--	155	69%
Mountain View	208	14%	--	--	--	--
Lakeside (Golden)	203	13%	--	--	--	--
Total	**1,514**	**100%**	**14**	**100%**	**224**	**100%**
Total Golden Gaming	**1,026**	**68%**	**14**	**100%**	**69**	**31%**


Pahrump
Las Vegas
Los Angeles
Pahrump Nugget
Gold Town
Saddle West
Mountain View
Lakeside Casino

(1) Source: Nevada State Gaming Control Board as of September 30, 2014.
(2) As of September 30, 2014, except for Golden properties which are as of December 31, 2014. Mountain View is currently closed for renovation and figures are as of December 31, 2013.
(3) Includes poker tables.

Golden Operating Performance

LAKES Entertainment, Inc.
GOLDEN GAMING

Net Revenue


$300.0
$280.0
$260.0
$240.0
$ in millions
$261.4
$274.7
$281.9
$287.9
2012A
2013A
2014E
2015E

Adjusted EBITDA(1)


$40.0
$30.0
$20.0
$10.0
$ --
$ in millions
$27.8
$27.4
$34.4
$36.5
2012A
2013A
2014E
2015E

Golden Taverns


60
50
40
30
20
10
--
45
46
48
48
2012A
2013A
2014A
2015E

Total Gaming Machines(2)


10,000
8,000
6,000
4,000
2,000
--
8,348
7,977
8,674
8,674
2012A
2013A
2014A
2015E

Source: Golden management.

(1) Adjusted EBITDA excludes one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations.

(2) Includes gaming machines in Golden's route operations, taverns and casinos.

Existing Indebtedness Anticipated to be Refinanced or Amended at Close

Refinancing will be facilitated by Lakes' cash and cash equivalents of $80 million (September 28, 2014)

	Golden Gaming			Lakes Entertainment
Issue	Revolver / 1st Lien Term Loan A	1st Lien Term Loan B	2nd Lien Term Loan	Rocky Gap Financing Facility
Drawn Amount[(1)]	$1.5 million / $37.0 million	$40.0 million	$108.4 million	$12.1 million
Maturity	September 16, 2018	September 16, 2018	March 16, 2019	November 1, 2020
Rate	LIBOR + 3.25% (0.75% LIBOR floor)	LIBOR + 6.50% (0.75% LIBOR floor)	13.25% Cash / 1.25% PIK	5.50%
Change of Control	Par	Par	101.0%	NA
Optional Redemption	Par	Par	Non-Callable through March 2015 After March 2015: 105.0% After March 2016: 102.5% After September 2017: 100.0%	After December 2014: 103.0% After December 2015: 102.0% After December 2016: 101.0% After December 2017: 100.0%

(1) As of September 30, 2014 for Golden and September 28, 2014 for Lakes.

Combined Operations Expected to Generate Meaningful EBITDA

2014E Pro Forma Net Revenue


Rocky Gap Casino 16%
Nevada Casinos 12%
Golden Routes 55%
Golden Taverns 17%

Net Revenue: $337.4 million

2015E Pro Forma Net Revenue


Rocky Gap Casino 18%
Nevada Casinos 12%
Golden Routes 53%
Golden Taverns 17%

Net Revenue: $348.1 million

2014E Pro Forma Property EBITDA(1)


Rocky Gap Casino 15%
Nevada Casinos 23%
Golden Routes 44%
Golden Taverns 18%

Property EBITDA: $53.0 million

2015E Pro Forma Property EBITDA(1)


Rocky Gap Casino 16%
Nevada Casinos 20%
Golden Routes 47%
Golden Taverns 17%

Property EBITDA: $56.1 million

Source: Management estimates of combined Company performance.
(1) Property EBITDA is Adjusted EBITDA excluding royalties and corporate overhead.

Attractive Pro Forma Financial Profile

LAKES Entertainment, Inc.
GOLDEN GAMING

Combined Net Revenue



$400.0
$350.0
$300.0
$250.0
$200.0
$ in millions
$348.1
$354.5
$360.9
$367.5
2015E
2016E
2017E
2018E

Combined Adjusted EBITDA(1)



$50.0
$45.0
$40.0
$35.0
$30.0
$ in millions
$42.5
$44.0
$45.6
$47.2
2015E
2016E
2017E
2018E

Combined Adjusted Net Income(2)



$25.0
$20.0
$15.0
$10.0
$5.0
$ --
$ in millions
$13.3
$14.6
$18.7
$20.5
2015E
2016E
2017E
2018E

Combined Operating Free Cash Flow(3)



$50.0
$40.0
$30.0
$20.0
$10.0
$ --
$ in millions
$33.7
$36.2
$37.8
$39.4
2015E
2016E
2017E
2018E

Source: Management estimates of combined Company performance.
Note: Adjusted EBITDA, adjusted net income and operating free cash flow include $3.0 million of pre-tax full run-rate expense synergies and assume full utilization of Lakes' existing NOLs.
(1) Adjusted EBITDA excludes one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations.
(2) Adjusted net income excludes gains / (losses) from disposal of non-core assets. 2015E net income represents a full year of combined performance calculated as if the transaction closed on January 1, 2015. Adjusted net income and thereafter is calculated assuming interest expense on $145.0 million beginning balance of debt at 7% and 50% cash flow sweep to pay down debt.
(3) Operating free cash flow is defined as Adjusted EBITDA less maintenance capital expenditures, change in working capital and income taxes. 2015E operating free cash flow represents a full year of combined performance calculated as if the transaction closed on January 1, 2015.

Immediate Scale of Operations

Company's operations will be significant when compared with other gaming companies


Number of Gaming Machines in Operation
12,831
10,049
9,252
7,800
7,500
6,300
4,145
3,684
2,160
isle of capri CASINOS INC.
ELDORADO RESORT • CASINO • RENO
LAKES Entertainment, Inc.
GOLDEN GAMING
TROPICANA ENTERTAINMENT
Affinity GAMING
CHURCHILL DOWNS
AMERICAN CASINO & ENTERTAINMENT
JACOBS ENTERTAINMENT, INC.
MONARCH CASINO & RESORT, INC.

Source: Various state gaming and lottery regulatory websites and SEC filings for the most recent available period; Golden machines per Golden management as of December 31, 2014.

Low Net Leverage Compared to Peers

The pro forma balance sheet will provide liquidity to pursue growth opportunities



LTM Comparable Net Leverage(1)
7.0x
6.6x
5.2x
5.2x
3.7x
3.0x
2.6x(5)
0.6x
BOYD GAMING(2)
PINNACLE ENTERTAINMENT
ELDORADO RESORT • CASINO • RENO(3)
isle of capri CASINOS INC.
PENN NATIONAL GAMING, INC.
CHURCHILL DOWNS(4)
LAKES Entertainment, Inc. GOLDEN GAMING
(Pro Forma at close)
MONARCH CASINO & RESORT, INC.

Source: Company filings and Wall Street research.
(1) LTM September 30, 2014 other than for Golden Entertainment which is projected for the LTM period ended September 30, 2015.
(2) Includes 50% share of Borgata.
(3) Pro forma for the acquisition of MTR Gaming closed on September 19, 2014.
(4) Pro forma for the acquisition of Big Fish announced on November 13, 2014.
(5) Pro forma for the transaction including $3.0 million in cost synergies and transaction fees and expenses.

Comparable Forward Trading Multiples

Golden Entertainment should be valued in line with other regional gaming operators



Enterprise Value / 2015E Adjusted EBITDA
9.4x
8.7x
8.7x
8.0x
7.5x
7.5x
7.4x
Average: 8.2x
BOYD GAMING (1)
CHURCHILL DOWNS (2)
PINNACLE ENTERTAINMENT
MONARCH CASINO & RESORT, INC.
ELDORADO RESORT • CASINO • RENO (3)
PENN NATIONAL GAMING, INC.
isle of capri CASINOS INC.

Source: Company filings and Capital IQ as of January 23, 2015.
(1) Includes 50% share of Borgata.
(2) Pro forma for the acquisition of Big Fish announced on November 13, 2014.
(3) Pro forma for the acquisition of MTR Gaming closed on September 19, 2014.

Additional Assets

Additional value is embedded in the combined Company's non-revenue generating assets

Jamul Note and Land	• Lakes holds a $60 million note (with a current book value of $0) with the Jamul Tribe related to $360 million casino project near San Diego, CA — Casino site currently under development and casino to be managed by Penn National Gaming — Interest at 4.25% will be paid on the note following the casino opening • Should Lakes enter into an agreement to sell or otherwise monetize its note related to the Jamul casino project within three years of closing, then the net proceeds received within three years of casino opening will be distributed to shareholders • Current Golden shareholders will not be entitled to receive such distribution other than with respect to applicable taxes, if any • Current agreement with Penn National Gaming to buy adjacent land for $5.5 million from Lakes when the casino opens
Excess Land, Development Pipeline	• Approximately 20 excess acres at Pahrump Nugget are reserved for future development which may include additional hotel rooms and non-gaming amenities including a movie theater, retail and dining • Golden holds an option to develop a casino at the Best Western in Pahrump • Lakes continues to pursue attractive casino development and management agreements
NOLs	• Lakes currently has $89 million of net operating loss carryfowards ("NOLs") that may be applied to taxable income generated in the future • Through certain agreements with Lakes shareholders and the amendment of Lakes' Rights Agreement, the transaction is expected to preserve the ability to apply NOLs to the combined Company's future earnings • NOLs expected to shield meaningful pro forma net income after the Company's planned refinancing

LAKES
Entertainment, Inc.

GOLDEN GAMING

Experienced Management and Board

Blake Sartini
CEO and Chairman



- Mr. Sartini will be Chief Executive Officer and Chairman of the Board of the Company
- Mr. Sartini founded Golden Gaming in 2001 and currently serves as the Chief Executive Officer
- Prior to establishing Golden, Mr. Sartini served as Executive Vice President, Chief Operating Officer and Director of Station Casinos where for 15 years he held various management and executive positions

Matt Flandermeyer
CFO



- Mr. Flandermeyer will be Chief Financial Officer of the Company
- Mr. Flandermeyer has served as Golden's Chief Financial Officer since October 2007
- Prior to joining Golden, Mr. Flandermeyer served as Chief Financial Officer for Global Restaurant Systems as well as a collection of restaurants in Chicago. Mr. Flandermeyer began his career in public accounting and held financial roles in public reporting companies

Steve Arcana
COO



- Mr. Arcana will be Chief Operating Officer of the Company
- Mr. Arcana has served as Golden's Chief Operating Officer since 2003
- Prior to joining Golden, Mr. Arcana held several executive positions with Station Casinos including General Manager and Director of Food and Beverage. Additionally, Mr. Arcana held several Executive positions at the Sands Hotel and Casino, Atlantic City

Lyle Berman

- Current Chairman and CEO of Lakes
- Mr. Berman has entered into a shareholders' agreement and NOL preservation agreement, and will continue serving on the Board of Directors and act as a consultant to the Company for three years

Tim Cope

- Current President, CFO and Board Member of Lakes
- Mr. Cope will continue to serve on the Board of Directors and act as a consultant to the Company

Board Composition

- The Golden Entertainment Board of Directors will be composed of seven members
  - Three directors appointed by each of Lakes and Golden and one director appointed jointly by Lakes and Golden
  - Blake Sartini, Lyle Berman and Tim Cope will each be members of the Board

Compelling Transaction for Shareholders

- Leader in distributed gaming, focused on Nevada locals market
- Well positioned portfolio of regional casinos
- Strong financial profile with immediate cost synergies
- Meaningful growth opportunities
- Experienced management and Board of Directors
- Creates value for Lakes shareholders